   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2002
                                                   REGISTRATION NOS.: 333-15813
                                                                       811-7915
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-1A
                            REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933                     [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                         POST-EFFECTIVE AMENDMENT NO. 8                      [X]
                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [X]
                                 AMENDMENT NO. 9                             [X]

                               ----------------
                       MORGAN STANLEY MARKET LEADER TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
          FORMERLY NAMED MORGAN STANLEY DEAN WITTER MARKET LEADER TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:
                             STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                 immediately upon filing pursuant to paragraph (b)
            ----
              X   on October 30, 2002 pursuant to paragraph (b)
            -----
                 60 days after filing pursuant to paragraph (a)
            ----
                 on (date) pursuant to paragraph (a) of rule 485.
            ----

                                ----------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]















Morgan Stanley Market Leader Trust


A mutual fund that seeks long-term growth of capital




[GRAPHIC OMITTED]





                                                  Prospectus o October 30, 2002
















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS



The Fund                    INVESTMENT OBJECTIVE ..............................1

                            PRINCIPAL INVESTMENT STRATEGIES ...................1

                            PRINCIPAL RISKS ...................................2

                            PAST PERFORMANCE ..................................3

                            FEES AND EXPENSES .................................4

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ........5

                            ADDITIONAL RISK INFORMATION .......................6

                            FUND MANAGEMENT ...................................7


Shareholder Information     PRICING FUND SHARES ...............................8

                            HOW TO BUY SHARES .................................8

                            HOW TO EXCHANGE SHARES ...........................10

                            HOW TO SELL SHARES ...............................11

                            DISTRIBUTIONS ....................................13

                            TAX CONSEQUENCES .................................14

                            SHARE CLASS ARRANGEMENTS .........................14


Financial Highlights        ..................................................22


Morgan Stanley Funds        .................................  INSIDE BACK COVER








                  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Market Leader Trust (the "Fund") seeks long-term growth of capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
GROWTH OF CAPITAL
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)

The Fund will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes are established market leaders in growing industries. The Investment Manager considers companies to be "market leaders" if they are nationally-known and have established a strong reputation for quality management, products and services in the United States and/or globally. These companies generally will have market capitalizations in excess of $1 billion and will be listed in the U.S. on a national stock exchange. The Fund's other equity investments in market leaders may include preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. Up to 10% of the Fund's net assets may be invested in foreign securities that are not listed in the U.S. on a national securities exchange. In addition, the Fund may invest up to 20% of its net assets in lower rated convertible securities (commonly known as "junk bonds").

In deciding which securities to buy, hold or sell, the Investment Manager seeks to identify growing industries in domestic and foreign markets. Within these industries, the Investment Manager will apply a fundamental analysis seeking to identify the securities it believes are the most attractive investments. The Investment Manager pays particular attention to companies with recognized product and service leadership within their industry as well as to the strength of the companies' financial position, earnings growth potential, and other factors that the Investment Manager believes are indicators of sustainable long-term growth.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in equity and convertible securities (including lower-rated convertible securities) of companies other than "market leaders," and corporate debt and U.S. government securities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks and Other Equity Securities. A principal risk of investing in the Fund is associated with its investments in common stocks and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities (discussed below under "Additional Risk Information") and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Lower rated convertible securities are subject to additional risks discussed below (see "Additional Risk Information").

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with foreign securities, fixed-income securities and lower rated convertible securities (commonly known as "junk bonds"). For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past four calendar years.
(end sidebar)

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS
---------------------------------------------------------------
YEAR                1998         99         2000          01
---------------------------------------------------------------
PERCENTAGE         19.89%      49.51%      -3.45%      -19.23%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, the returns would be less than shown. Year-to-date total return as of September 30, 2002 was -31.70%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.98% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -19.33% (quarter ended September 30, 2001).

(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                                              LIFE OF FUND
                                           PAST 1 YEAR    (SINCE APRIL 28, 1997)
--------------------------------------------------------------------------------
  Class A(1)                                 -22.87%               --
--------------------------------------------------------------------------------
  Class C(1)                                 -20.05%               --
--------------------------------------------------------------------------------
  Class D(1)                                 -18.38%               --
--------------------------------------------------------------------------------
  Class B -- Returns Before Taxes            -23.27%              9.02%
--------------------------------------------------------------------------------
  Class B -- Returns After Taxes on
  Distributions(2)                           -23.27%              8.52%
--------------------------------------------------------------------------------
  Class B -- Returns After Taxes on
  Distributions and Sale of Fund Shares      -14.17%              7.32%
--------------------------------------------------------------------------------
  S&P 500 Index(3)                           -11.88%             10.32%
--------------------------------------------------------------------------------

1   Classes A, C and D commenced operations on July 28, 1997.

2 These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

3 The Standard & Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.



[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2002.
(end sidebar)



                                                     CLASS A      CLASS B      CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)      5.25%(1)       None        None        None
--------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)        5.00%(3)    1.00%(4)    None
--------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
  Management fee                                      0.75%         0.75%       0.75%       0.75%
--------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.24%         1.00%       1.00%       None
--------------------------------------------------------------------------------------------------
  Other expenses                                      0.21%         0.21%       0.21%       0.21%
--------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.20%         1.96%       1.96%       0.96%
--------------------------------------------------------------------------------------------------


1    Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4    Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $641        $886      $1,150       $1,903       $641        $886      $1,150      $1,903
----------------------------------------------------------   --------------------------------------------
 Class B       $699        $915      $1,257       $2,285       $199        $615      $1,057      $2,285
----------------------------------------------------------   --------------------------------------------
 Class C       $299        $615      $1,057       $2,285       $199        $615      $1,057      $2,285
----------------------------------------------------------   --------------------------------------------
 Class D       $ 98        $306      $  531       $1,178       $ 98        $306      $  531      $1,178
----------------------------------------------------------   --------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.



OTHER SECURITIES. The Fund may invest up to 35% of its assets in equity and convertible securities of companies other than "market leaders," and fixed-income securities, including corporate debt and U.S. government securities. The Fund may purchase and sell stock index futures contracts and options on stock index futures to facilitate trading, to increase or decrease the Fund's market exposure, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.


JUNK BONDS. Junk bonds are subject to greater risk of loss of income and principal than higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

FUTURES. If the Fund invests in stock index futures or options on stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.


[GRAPHIC OMITTED]

FUND MANAGEMENT
-------------------------

(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $120 billion in assets under management as of September 30, 2002.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Aaron Clark, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

    HOW TO BUY SHARES
--------------------------


(sidebar)
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------
                                              MINIMUM INVESTMENT
                                          ---------------------------
INVESTMENT OPTIONS                           INITIAL    ADDITIONAL
---------------------------------------------------------------------
  Regular Accounts                           $1,000        $100
---------------------------------------------------------------------
  Individual Retirement Accounts             $1,000        $100
---------------------------------------------------------------------
  Coverdell Education Savings Account        $  500        $100
---------------------------------------------------------------------
  EasyInvest(SM)                             $  100*       $100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
---------------------------------------------------------------------


*   Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

 o Make out a check for the total amount payable to: Morgan Stanley Market Leader Trust.


 o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No- Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]


HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   ---------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
-------------------------------------------------------------------------------------------------------------------
By Letter        If you are requesting payment to anyone other than the registered owner(s) or that payment be
(continued)      sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED]fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
-----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

 o   The Fund makes distributions; and

 o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------
A         Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                  0.25%
--------------------------------------------------------------------------------------------------------------
B         Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
--------------------------------------------------------------------------------------------------------------
C         1.0% CDSC during the first year                                                        1.00%
--------------------------------------------------------------------------------------------------------------
D         None                                                                                   None
--------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                      -----------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
-------------------------------------------------------------------------------------
  $1 million and over                            0                      0
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

 o   A single account (including an individual, trust or fiduciary account).

 o Family member accounts (limited to husband, wife and children under the age of 21).

 o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

 o   Tax-exempt organizations.

 o   Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800)

869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


 o A trust for which Morgan Stanley Trust provides discretionary trustee services.


 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

 o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


 o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


 o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


 o Insurance company separate accounts that have been approved by the Fund's distributor.

 o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


 o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


 o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares, as set forth in the table.
(end sidebar)

                                         CDSC AS A PERCENTAGE
  YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
  --------------------------------       --------------------
  First                                        5.0%
  Second                                       4.0%
  Third                                        3.0%
  Fourth                                       2.0%
  Fifth                                        2.0%
  Sixth                                        1.0%
  Seventh and thereafter                       None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan

  Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically be converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                         2002            2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $14.54        $21.53         $15.29        $ 9.73         $10.82
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                      0.01          0.03           0.02         (0.05)         (0.01)
   Net realized and unrealized gain (loss)               (3.42)        (6.67)          7.05          5.61          (0.96)
                                                        ------        ------         ------        ------         ------
 Total income (loss) from investment operations          (3.41)        (6.64)          7.07          5.56          (0.97)
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                  --            --              --           --            (0.06)
   Net realized gain                                      --           (0.35)         (0.83)         --            (0.06)
                                                        ------        ------         ------        ------         ------
 Total dividends and distributions                        --           (0.35)         (0.83)         --            (0.12)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.13        $14.54         $21.53       $ 15.29         $ 9.73
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.45)%     (31.16)%         47.49%        57.14%         (8.98)%
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.20%        1.13%           1.18%         1.23%          1.31%
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             0.09%        0.17%           0.08%        (0.14)%        (0.06)%
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $11,999      $10,498         $12,677          $971           $319
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    75%          60%             86%           83%            68%
---------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED AUGUST 31,
                                                  ---------------------------------------------------------------------
                                                       2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $14.12        $21.07        $15.09        $ 9.68        $10.81
-----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.09)        (0.10)        (0.13)        (0.12)        (0.09)
   Net realized and unrealized gain (loss)             (3.31)        (6.50)         6.94          5.53         (0.95)
                                                      ------        ------        ------        ------        ------
 Total income (loss) from investment operations        (3.40)        (6.60)         6.81          5.41         (1.04)
-----------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                --            --            --            --           (0.03)
   Net realized gain                                    --           (0.35)        (0.83)         --           (0.06)
                                                      ------        ------        ------        ------        ------
 Total dividends and distributions                      --           (0.35)        (0.83)         --           (0.09)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $10.72        $14.12        $21.07        $15.09        $ 9.68
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (24.08)%      (31.65)%       46.35%        55.89%        (9.65)%
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.96%         1.92%         1.93%         1.99%         2.06 %
-----------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (0.67)%       (0.62)%       (0.67)%       (0.90)%       (0.81)%
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $315,623      $470,236      $571,733      $189,534      $116,693
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  75%           60%           86%           83%           68%
-----------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                         2002            2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $14.15          $21.11          $15.12       $ 9.67        $10.81
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.09)          (0.10)          (0.12)       (0.09)        (0.10)
   Net realized and unrealized gain (loss)             (3.32)          (6.51)           6.94         5.54         (0.94)
                                                      -------         ------          ------       ------        ------
 Total income (loss) from investment operations        (3.41)          (6.61)           6.82         5.45         (1.04)
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                --              --              --           --           (0.04)
   Net realized gain                                    --             (0.35)          (0.83)        --           (0.06)
                                                      ------          ------          ------       ------        ------
 Total dividends and distributions                      --             (0.35)          (0.83)        --           (0.10)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $10.74          $14.15          $21.11       $15.12        $ 9.67
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (24.10)%        (31.64)%         46.33%       56.36%        (9.63)%
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.96 %          1.92%           1.93%        1.75%         2.06 %
---------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (0.67)%         (0.62)%         (0.67)%      (0.66)%       (0.81)%
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $16,668         $22,299         $22,736       $2,723          $937
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  75%             60%             86%          83%           68%
---------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                         2002            2001           2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $14.70          $21.70          $15.37      $ 9.74         $10.82
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.04            0.07            0.08        --              --
   Net realized and unrealized gain (loss)             (3.47)          (6.72)           7.08        5.63          (0.95)
                                                      ------          ------          ------      ------         ------
 Total income (loss) from investment operations        (3.43)          (6.65)           7.16        5.63          (0.95)
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                --               --             --          --            (0.07)
   Net realized gain                                    --             (0.35)          (0.83)       --            (0.06)
                                                      ------          ------          ------      ------         ------
 Total dividends and distributions                      --             (0.35)          (0.83)       --            (0.13)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.27          $14.70          $21.70      $15.37         $ 9.74
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (23.33)%        (30.96)%         47.84%      57.80%         (8.81)%
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                               0.96%           0.92%           0.93%       0.99%          1.06 %
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  0.33%           0.38%           0.33%       0.10%          0.19 %
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $80,145         $63,888         $47,819        $554         $2,459
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  75%             60%             86%         83%            68%
---------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


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26

Notes


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                                                                              27

Notes


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28

  Morgan Stanley Funds
--------------------------------------------------------------------------------


 O     GLOBAL/INTERNATIONAL FUNDS


       European Growth Fund

       Fund of Funds - International Portfolio

       Global Advantage Fund


       Global Dividend Growth Securities

       Global Utilities Fund

       International Fund

       International SmallCap Fund

       International Value Equity Fund

       Japan Fund

       Latin American Growth Fund

       Pacific Growth Fund


 O     GROWTH FUNDS

       21st Century Trend Fund

       Aggressive Equity Fund

       All Star Growth Fund

       American Opportunities Fund


       Biotechnology Fund

       Capital Opportunities Trust


       Developing Growth Securities Trust

       Financial Services Trust

       Growth Fund

       Health Sciences Trust

       Information Fund

       KLD Social Index Fund


       Market Leader Trust


       Mid-Cap Value Fund

       Nasdaq-100 Index Fund


       Natural Resource Development
        Securities


       New Discoveries Fund

       Next Generation Trust


       Small-Mid Special Value Fund

       Special Growth Fund


       Special Value Fund

       Tax-Managed Growth Fund

       Technology Fund


 O     GROWTH + INCOME FUNDS

       Balanced Growth Fund

       Balanced Income Fund

       Convertible Securities Trust

       Dividend Growth Securities

       Equity Fund

       Fund of Funds - Domestic Portfolio


       Fundamental Value Fund


       Income Builder Fund

       Real Estate Fund


       S&P 500 Index Fund


       Strategist Fund

       Total Market Index Fund

       Total Return Trust

       Utilities Fund

       Value Fund

       Value-Added Market Series/

        Equity Portfolio



 O     INCOME FUNDS


       Diversified Income Trust

       Federal Securities Trust

       High Yield Securities

       Intermediate Income Securities


       Limited Duration Fund (NL)

       Limited Duration U.S. Treasury Trust

       Liquid Asset Fund (MM)


       U.S. Government Money Market Trust (MM)

       U.S. Government Securities Trust


 O     TAX-FREE INCOME FUNDS

       California Tax-Free Daily Income Trust (MM)

       California Tax-Free Income Fund

       Hawaii Municipal Trust (FSC)

       Limited Term Municipal Trust (NL)

       Multi-State Municipal Series Trust (FSC)

       New York Municipal Money Market Trust (MM)

       New York Tax-Free Income Fund

       Tax-Exempt Securities Trust

       Tax-Free Daily Income Trust (MM)


--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                           [MORGAN STANLEY LOGO]




Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                                                              MLDAX
--------------------------------------------------
  Class B:                                                              MLDBX
--------------------------------------------------

  Class C:                                                              MLDCX
--------------------------------------------------
  Class D:                                                              MLDDX
--------------------------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7915)

CLF#36004PRO







Morgan Stanley Market
Leader Trust


[GRAPHIC OMITTED]



A Mutual fund that seeks
long-term growth of capital







                                                  Prospectus o October 30, 2002

STATEMENT OF ADDITIONAL INFORMATION
                                                             MORGAN STANLEY
                                                             MARKET LEADER TRUST

October 30, 2002

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 30, 2002) for the Morgan Stanley Market Leader Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Market Leader Trust
1221 Avenue of the Americas
New York, New York 10020

(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .................................................   4
II.   Description of the Fund and Its Investments and Risks ........   4
              A.  Classification ...................................   4
              B.  Investment Strategies and Risks ..................   4
              C.  Fund Policies/Investment Restrictions ............  10
III.  Management of the Fund .......................................  12
              A.  Board of Trustees ................................  12
              B.  Management Information ...........................  12
              C.  Compensation .....................................  17
IV.   Control Persons and Principal Holders of Securities ..........  18
V.    Investment Management and Other Services .....................  18
              A.  Investment Manager ...............................  18
              B.  Principal Underwriter ............................  19
              C.  Services Provided by the Investment Manager ......  20
              D.  Dealer Reallowances ..............................  20
              E.  Rule 12b-1 Plan ..................................  21
              F.  Other Service Providers ..........................  24
              G. Codes of Ethics ...................................  25
VI.   Brokerage Allocation and Other Practices .....................  25
              A.  Brokerage Transactions ...........................  25
              B.  Commissions ......................................  25
              C.  Brokerage Selection ..............................  26
              D.  Directed Brokerage ...............................  27
              E.  Regular Broker-Dealers ...........................  27
VII.  Capital Stock and Other Securities ...........................  27
VIII. Purchase, Redemption and Pricing of Shares ...................  28
              A.  Purchase/Redemption of Shares ....................  28
              B.  Offering Price ...................................  29
IX.   Taxation of the Fund and Shareholders ........................  29
X.    Underwriters .................................................  31
XI.   Calculation of Performance Data ..............................  32
XII.  Financial Statements .........................................  33

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Market Leader Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 4, 1996, with the name Dean Witter Market Leader Trust. On June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Market Leader Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Market Leader Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term growth of capital.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.


     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     STOCK INDEX FUTURES CONTRACTS. The Fund may invest in stock index futures contracts. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time.

     The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Limitations on Futures Contracts. The Fund may enter into futures contracts provided that not more than 5% of its total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, the Fund would bear its share of the investment company's fees and expenses.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded index funds ("ETFs"), which seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund will:

    1. Seek long-term growth of capital.

   The Fund may not:

    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio");

    2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio;

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

    5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts;

    6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed);

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings;

    9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities;

   10. Make loans of money or securities, except by: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) lending its portfolio securities;

   11. Make short sales of securities;

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin;

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

   14. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees ("Independent Trustees"). The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                               POSITION(S)   LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (61)           Trustee       Trustee
c/o Mayer, Brown, Rowe &                   since
Maw                                        April 1994
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)           Trustee       Trustee
c/o Summit Ventures LLC                    since
1 Utah Center                              January
201 S. Main Street                         1993
Salt Lake City, UT

Wayne E. Hedien (68)         Trustee       Trustee
c/o Mayer, Brown, Rowe &                   since
Maw                                        September
Counsel to the Independent                 1997
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)   Trustee       Trustee
c/o Johnson Smick                          since
International, Inc.                        July 1991
1133 Connecticut Avenue,
N.W.
Washington, D.C.

Michael E. Nugent (66)       Trustee       Trustee
c/o Triumph Capital, L.P.                  since
237 Park Avenue                            July 1991
New York, NY

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE
---------------------------- ----------------------------------------- -------------- -----------------------------
Michael Bozic (61)           Retired, Director or Trustee of the            129       Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                             Corporation.
Maw                          TCW/DW Term Trusts; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998) and
                             President and Chief Executive
                             Officer of Hills Department Stores (May
                             1991-July 1995), formerly variously
                             Chairman, Chief Executive Officer,
                             President and Chief Operating Officer
                             (1987-1991) of the Sears Merchandise
                             Group of Sears, Roebuck & Co.

Edwin J. Garn (69)           Director or Trustee of the Morgan              129       Director of Franklin Covey
c/o Summit Ventures LLC      Stanley Funds and the TCW/DW                             (time management
1 Utah Center                Term Trusts; formerly United States                      systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                          North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking                                 (industrial loan
                             Committee (1980-1986); formerly                          corporation), United Space
                             Mayor of Salt Lake City, Utah                            Alliance (joint venture
                             (1971-1974); formerly Astronaut,                         between Lockheed Martin
                             Space Shuttle Discovery (April 12-19,                    and the Boeing Company)
                             1985); Vice Chairman, Huntsman                           and Nuskin Asia Pacific
                             Corporation (chemical company);                          (multilevel marketing);
                             member of the Utah Regional                              member of the board of
                             Advisory Board of Pacific Corp.                          various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (68)         Retired, Director or Trustee of the            129       Director of The PMI Group
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                             Inc. (private mortgage
Maw                          TCW/DW Term Trusts; formerly                             insurance); Trustee and
Counsel to the Independent   associated with the Allstate                             Vice Chairman of The
Trustees                     Companies (1966-1994), most                              Field Museum of Natural
1675 Broadway                recently as Chairman of The Allstate                     History; director of various
New York, NY                 Corporation (March 1993-December                         other business and
                             1994) and Chairman and Chief                             charitable organizations.
                             Executive Officer of its wholly-owned
                             subsidiary, Allstate Insurance
                             Company (July 1989-December
                                     1994).

Dr. Manuel H. Johnson (53)   Chairman of the Audit Committee and            129       Director of NVR, Inc.
c/o Johnson Smick            Director or Trustee of the Morgan                        (home construction);
International, Inc.          Stanley Funds and the TCW/DW                             Chairman and Trustee of
1133 Connecticut Avenue,     Term Trusts; Senior Partner, Johnson                     the Financial Accounting
N.W.                         Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.             firm, Co-Chairman and a founder of                       organization of the
                             the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board).
                             commission; formerly Vice Chairman
                             of the Board of Governors of the
                             Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee            207       Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Morgan                    business organizations.
237 Park Avenue              Stanley Funds and the TCW/DW
New York, NY                 Term Trusts; director/trustee of
                             various investment companies
                             managed by Morgan Stanley
                             Investment Management Inc. and
                             Morgan Stanley Investments LP
                             (since July 2001); General Partner,
                             Triumph Capital, L.P., a private
                             investment partnership; formerly Vice
                             President, Bankers Trust Company
                             and BT Capital Corporation
                             ( 1984-1988).



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.


----------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                 POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH        TIME
      MANAGEMENT TRUSTEE         REGISTRANT      SERVED*
------------------------------ -------------- -------------
Charles A. Fiumefreddo (69)    Chairman and   Trustee
c/o Morgan Stanley Trust       Director or    since July
Harborside Financial Center,   Trustee        1991
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee        Trustee
c/o Morgan Stanley Trust                      since June
Harborside Financial Center,                  2000
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee        Trustee
1585 Broadway                                 since April
New York, NY                                  1994

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of           129       None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and the
Harborside Financial Center,   TCW/DW Term Trusts; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and
                               Morgan Stanley Services,
                               Executive Vice President and
                               Director of Morgan Stanley
                               DW, Chairman and Director of
                               the Transfer Agent and
                               Director and/or officer of
                               various Morgan Stanley
                               subsidiaries (until June
                               1998) and Chief Executive
                               Officer of the Morgan
                               Stanley Funds and the TCW/DW
                               Term Trusts (until September
                               2002).

James F. Higgins (54)          Director or Trustee of the Morgan             129       None
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW
Harborside Financial Center,   Term Trusts (since June 2000).
Plaza Two,                     Senior Advisor of Morgan Stanley
Jersey City, NJ                (since August 2000), Director
                               of the Distributor and Dean
                               Witter Realty Inc.,
                               previously President and
                               Chief Operating Officer of
                               the Private Client Group of
                               Morgan Stanley (May
                               1999-August 2000), President
                               and Chief Operating Officer
                               of Individual Securities of
                               Morgan Stanley (February
                               1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan             129       Director of American
1585 Broadway                  Stanley Funds and the TCW/DW                            Airlines, Inc., and its
New York, NY                   Term Trusts; Chairman of the
                               Board parent company, AMR of
                               Directors and Chief
                               Executive Corporation
                               Officer of Morgan Stanley
                               and Morgan Stanley DW;
                               Director of the Distributor;
                               Chairman of the Board of
                               Directors and Chief
                               Executive Officer of Novus
                               Credit Services Inc.;
                               Director and/or officer of
                               various Morgan Stanley
                               subsidiaries



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.




                                   POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH           LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT         TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ----------------- --------------------- ----------------------------------------------------------
Mitchell M. Merin (49)        President and     President since May   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Chief Executive   1999 and Chief        Investment Management (since December 1998);
New York, NY                  Officer           Executive Officer     President, Director (since April 1997) and Chief
                                                since September       Executive Officer (since June 1998) of the Investment
                                                2002                  Manager and Morgan Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the Distributor
                                                                      (since June 1998); Chairman (since June 1998) and
                                                                      Director (since January 1998) of the Transfer Agent;
                                                                      Director of various Morgan Stanley subsidiaries;
                                                                      President (since May 1999) and Chief Executive
                                                                      Officer (since September 2002) of the Morgan Stanley
                                                                      Funds and TCW/DW Term Trusts; Trustee of various Van
                                                                      Kampen investment companies (since December 1999);
                                                                      previously Chief Strategic Officer of the Investment
                                                                      Manager and Morgan Stanley Services and Executive
                                                                      Vice President of the Distributor (April 1997-June
                                                                      1998), Vice President of the Morgan Stanley Funds
                                                                      (May 1997-April 1999), and Executive Vice President
                                                                      of Morgan Stanley

Barry Fink (47)               Vice President,   Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas   Secretary and                           Director (since December 2000) of Morgan Stanley
New York, NY                  General Counsel                         Investment Management; Managing Director (since
                                                                      December 2000), and Secretary and General Counsel
                                                                      (since February 1997) and Director (since July 1998)
                                                                      of the Investment Manager and Morgan Stanley
                                                                      Services; Assistant Secretary of Morgan Stanley DW;
                                                                      Vice President, Secretary and General Counsel of the
                                                                      Morgan Stanley Funds and TCW/DW Term Trusts; Vice
                                                                      President and Secretary of the Distributor;
                                                                      previously, Senior Vice President, Assistant
                                                                      Secretary and Assistant General Counsel of the
                                                                      Investment Manager and Morgan Stanley Services.

                                   Position(s)
   NAME, AGE AND ADDRESS OF          HELD WITH            LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT           TIME SERVED
------------------------------ -------------------- --------------------
Thomas F. Caloia (56)          Treasurer            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)         Vice President       Since October 1998
1221 Avenue of the Americas
New York, NY

Joseph J. McAlinden (59)       Vice President       Since July 1995
1221 Avenue of the Americas
New York, NY

Francis Smith (37)             Vice President and   Since September
c/o Morgan Stanley Trust       Chief Financial      2002
Harborside Financial Center    Officer
Plaza Two,
Jersey City, NJ

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------
Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)         Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas    Director (since February 1999) of the Investment
New York, NY                   Manager and Morgan Stanley Services and Chief
                               Executive Officer and Director of the Transfer
                               Agent; previously Managing Director of the TCW
                               Group, Inc.

Joseph J. McAlinden (59)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               and Director of the Transfer Agent. Chief Investment
                               Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center    September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001). Formerly, Vice President of the Investment
                               Manager and Morgan Stanley Services (August
                               2000-November 2001), Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August
                               2000) and Associate-Fund Administration at
                               BlackRock Financial Management (July
                               1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.




                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2001)                         (AS OF DECEMBER 31, 2001)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   none                                          over $100,000
Edwin J. Garn                                   none                                          over $100,000
Wayne E. Hedien                                 none                                          over $100,000
Dr. Manuel H. Johnson                           none                                          over $100,000
Michael E. Nugent                               none                                          over $100,000
INTERESTED:
Charles A. Fiumefreddo                     $50,001-$100,000                                   over $100,000
James F. Higgins                                none                                          over $100,000
Philip J. Purcell                               none                                          over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the directors/trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three directors/trustees, including two Independent Directors/Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended August 30, 2002, the Audit Committee held 10 meetings.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended August 30, 2002, the Derivatives Committee held three meetings.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 30, 2002, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the Funds, or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors/Trustees of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2002.


                                FUND COMPENSATION



                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
---------------                    --------------
Michael Bozic ..................       $1,700
Edwin J. Garn ..................        1,700
Wayne E. Hedien ................        1,700
Dr. Manuel H. Johnson ..........        2,450
Michael E. Nugent ..............        2,200
Charles A. Fiumefreddo .........        2,187

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                      TOTAL CASH
                                     COMPENSATION
                                  FOR SERVICES TO 97
                                    MORGAN STANLEY
NAME OF TRUSTEE                         FUNDS
---------------                   -------------------
Michael Bozic ..................       $150,150
Edwin J. Garn ..................        150,150
Wayne E. Hedien ................        150,100
Dr. Manuel H. Johnson ..........        219,900
Michael E. Nugent ..............        228,362
Charles A. Fiumefreddo .........        360,000

     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus

0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                    FOR ALL ADOPTING FUNDS                    ESTIMATED
                                -------------------------------  RETIREMENT     ANNUAL
                                   ESTIMATED                      BENEFITS     BENEFITS
                                    CREDITED                     ACCRUED AS      UPON
                                     YEARS         ESTIMATED      EXPENSES    RETIREMENT
                                 OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                                   RETIREMENT       ELIGIBLE      ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)    COMPENSATION      FUNDS      FUNDS(2)
------------------------------- --------------- --------------- ------------ -----------
Michael Bozic .................        10             60.44%       $21,395     $48,443
Edwin J. Garn .................        10             60.44         33,443      49,121
Wayne E. Hedien ...............         9             51.37         44,952      41,437
Dr. Manuel H. Johnson .........        10             60.44         22,022      72,014
Michael E. Nugent .............        10             60.44         38,472      64,157


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of October 8, 2002: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 35.59%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the

Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund: 0.75% of the portion of the daily net assets up to $1 billion and 0.725% of the portion of the daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager of $2,989,794, $4,730,575 and $4,073,689 during the fiscal years ended August 31, 2000, 2001 and 2002, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).





                                2002                        2001                      2000
                     --------------------------   ------------------------   -----------------------
Class A ..........   FSCs:(1)     $   64,644      FSCs:(1)     $113,670      FSCs:(1)     $ 86,912
                     CDSCs:       $        0      CDSCs:       $  1,695      CDSCs:       $     12
Class B ..........   CDSCs:       $1,097,610      CDSCs:       $925,766      CDSCs:       $415,998
Class C ..........   CDSCs:       $    5,875      CDSCs:       $ 14,391      CDSCs:       $  5,693


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August 31, 2002, Class B shares of the Fund accrued amounts payable to the Distributor under the Plan of $4,284,811. This amount is equal to 1.00% of the average daily net assets of Class B. For the fiscal year ended August 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $31,134 and $210,939, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the

Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $32,877,817 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 14.36% ($4,721,722) - advertising and promotional expenses; (ii) 0.62% ($202,608) - printing of prospectuses for distribution to other than current shareholders; and (iii) 85.02% ($27,953,487) - other expenses, including the gross sales credit and the carrying charge, of which 5.29% ($1,479,703) represents carrying charges, 39.21% ($10,960,147) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 55.50% ($15,513,637) represents overhead and other branch office distribution-related expenses. The amount accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $12,887,575 as of August 31, 2002 (the end of the Fund's fiscal year), which was equal to 4.08% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------


A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended August 31, 2000, 2001 and 2002, the Fund paid a total of $844,224, $838,286 and $1,124,387, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund paid a total of $56,452, $27,428 and $5,634, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended August 31, 2002, the brokerage commissions paid to Morgan Stanley DW represented approximately 0.50% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.91% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund paid a total of $65,374, $54,000 and $137,089, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended August 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 12.19% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 14.46% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2002, the Fund paid $950,159 in brokerage commissions in connection with transactions in the aggregate amount of $527,178,367 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2002, the Fund purchased securities issued by The Bank of New York Co., Inc., Lehman Brothers Inc. and Prudential Securities Inc., which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At August 31, 2002, the Fund held securities issued by Bank of New York and Lehman Brothers Inc. with market values of $9,842,000 and $13,055,290, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------


A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class B for the one and five year period ended August 31, 2002 and for the period April 28, 1997 (commencement of operations) through August 31, 2002 were -27.88%, 0.98% and 2.59%, respectively. The average annual total returns of Class A for the one and five year period ended August 31, 2002 and for the period July 28, 1997 (inception of the Class) through August 31, 2002 were -27.47%, 1.04% and 0.88%, respectively. The average annual total returns of Class C for the one and five year period ended August 31, 2002 and for the period July 28, 1997 (inception of the Class) through August 31, 2002 were -24.86%, 1.42% and 1.22%, respectively. The average annual total returns of Class D for the one and five year period ended August 31, 2002 and for the period July 28, 1997 (inception of the Class) through August 31, 2002 were -23.33%, 2.40% and 2.21%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one and five year period ended August 31, 2002 and for the period April 28, 1997 through August 31, 2002 were -24.08%, 1.36% and 2.76%, respectively. The average annual total returns of Class A for the one and five year period ended August 31, 2002 and for the period July 28, 1997 through August 31, 2002 were -23.45%, 2.14% and 1.95%, respectively. The average annual total returns of Class C for the one and five year period ended August 31, 2002 and for the period July 28, 1997 through August 31, 2002 were -24.10%, 1.42% and 1.22%, respectively. The average annual total returns of Class D for the one and five year period ended August 31, 2002 and for the period July 28, 1997 through August 31, 2002 were -23.33%, 2.40% and 2.21%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns of Class B for the one and five year period ended August 31, 2002 and for the period April 28, 1997 through August 31, 2002 were -24.08%, 6.96% and 15.63%, respectively. The total returns of Class A for the one and five year period ended August 31, 2002 and for the period July 28, 1997 through August 31, 2002 were -23.45%, 11.16% and 10.35%, respectively. The total returns of Class C for the one and five year period ended August 31, 2002 and for the period July 28, 1997 through August 31, 2002 were -24.10%, 7.28% and 6.39%, respectively. The total returns of Class D for the one and five year period ended August 31, 2002 and for the period July 28, 1997 through August 31, 2002 were -23.33%, 12.61% and 11.78%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 2002:

                                     Investment at Inception of:
                     Inception   -----------------------------------
Class                  Date:      $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   07/28/97     $10,455     $52,966     $107,035
Class B .........   04/28/97      11,563      57,814      115,628
Class C .........   07/28/97      10,639      53,197      106,394
Class D .........   07/28/97      11,178      55,889      111,779

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year, five year and life of the Fund periods ended August 31, 2002 were -27.88%, 0.54% and 2.18%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year, five year and life of the Fund periods ended August 31, 2002 were -17.12%, 0.77% and 2.08%, respectively.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY MARKET LEADER TRUST
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2002



 NUMBER OF
  SHARES                                                        VALUE
---------------------------------------------------------------------------
                       Common Stocks (90.8%)
                       Basic Materials
                          Other Metals/Minerals (1.6%)
  215,000              Phelps Dodge Corp. ................   $  6,946,650
                                                             ------------
                       Precious Metals (1.7%)
  245,000              Newmont Mining Corp.
                       Holding Co. .......................      6,980,050
                                                             ------------
                       Pulp & Paper (0.6%)
   60,000              Bowater, Inc. .....................      2,452,800
                                                             ------------
                       Total Basic Materials .............     16,379,500
                                                             ------------
                       Capital Goods
                       Home Building (1.0%)
   77,000              Lennar Corp. ......................      4,065,600
                                                             ------------
                       Home Improvement Chains (1.3%)
  162,100              Home Depot, Inc. (The) ............      5,337,953
                                                             ------------
                       Industrial Conglomerates (4.0%)
  400,900              General Electric Co. ..............     12,087,135
   82,400              United Technologies Corp. .........      4,893,736
                                                             ------------
                                                               16,980,871
                                                             ------------
                       Industrial Machinery (2.1%)
   87,000              Flowserve Corp.* ..................      1,594,710
  205,800              Roper Industries, Inc. ............      7,151,550
                                                             ------------
                                                                8,746,260
                                                             ------------
                       Industrial Specialties (0.7%)
   86,000              Millipore Corp. ...................      3,034,940
                                                             ------------
                       Trucks/Construction/Farm
                         Machinery (0.5%)
   50,000              Deere & Co. .......................      2,296,000
                                                             ------------
                       Total Capital Goods ...............     40,461,624
                                                             ------------
                       Consumer Non-Durables
                         Food: Major Diversified (1.5%)
  160,000              PepsiCo, Inc. .....................      6,328,000
                                                             ------------
                       Tobacco (3.5%)
  295,000              Philip Morris Companies, Inc.......     14,750,000
                                                             ------------
                       Total Consumer Non-Durables             21,078,000
                                                             ------------
                       Energy
                       Contract Drilling (2.3%)
  320,000              Noble Corp.* ......................      9,942,400
                                                             ------------

  NUMBER OF
   SHARES                                                        VALUE
---------------------------------------------------------------------------
                       Integrated Oil (2.3%)
  172,000              Conoco Inc. .......................   $  4,222,600
  195,000              Encana Corp. (Canada) .............      5,733,000
                                                             ------------
                                                                9,955,600
                                                             ------------
                       Oil & Gas Production (1.3%)
   60,800              Apache Corp. ......................      3,347,648
   47,000              Devon Energy Corp. ................      2,209,000
                                                             ------------
                                                                5,556,648
                                                             ------------
                       Oil Refining/Marketing (1.0%)
  132,000              Valero Energy Corp. ...............      4,286,040
                                                             ------------
                       Oilfield Services/Equipment (2.1%)
  320,000              Baker Hughes Inc. .................      8,800,000
                                                             ------------
                       Total Energy ......................     38,540,688
                                                             ------------
                       Entertainment & Leisure
                       Cable/Satellite TV (1.5%)
  262,000              Comcast Corp. (Class A
                       Special)* .........................      6,243,460
                                                             ------------
                       Media Conglomerates (2.0%)
  210,000              Viacom, Inc. (Class B)* ...........      8,547,000
                                                             ------------
                       Restaurants (0.8%)
   85,700              McDonald's Corp. ..................      2,036,232
   35,000              Wendy's International, Inc. .......      1,249,850
                                                             ------------
                                                                3,286,082
                                                             ------------
                       Total Entertainment & Leisure......     18,076,542
                                                             ------------
                       Financial Services
                          Finance/Rental/Leasing (6.1%)
  246,000              Fannie Mae ........................     18,641,880
   80,000              SLM Corp. .........................      7,332,000
                                                             ------------
                                                               25,973,880
                                                             ------------
                       Financial Conglomerates (3.0%)
  287,666              Citigroup, Inc. ...................      9,421,062
  117,000              J.P. Morgan Chase & Co. ...........      3,088,800
                                                             ------------
                                                               12,509,862
                                                             ------------
                       Financial Publishing/
                       Services (1.2%)
  210,000              SunGard Data Systems Inc.*.........      5,176,500
                                                             ------------


                        See Notes to Financial Statements
                                       34

MORGAN STANLEY MARKET LEADER TRUST
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2002 continued


  NUMBER OF
   SHARES                                                        VALUE
---------------------------------------------------------------------------
                       Investment Banks/Brokers (3.1%)
  229,000              Lehman Brothers Holdings,
                       Inc. ..............................   $ 13,055,290
                                                             ------------
                       Investment Trusts/Mutual
                         Funds (0.6%)
   55,000              iShares Nasdaq
                       Biotechnology Index Fund ..........      2,695,000
                                                             ------------
                       Major Banks (2.3%)
  280,000              Bank of New York Co., Inc.
                         (The) ...........................      9,842,000
                                                             ------------
                       Multi-Line Insurance (2.6%)
  178,500              American International Group,
                         Inc.** ..........................     11,209,800
                                                             ------------
                       Property - Casualty Insurers (1.0%)
   60,000              XL Capital Ltd. (Class A)
                         (Bermuda) .......................      4,416,600
                                                             ------------
                       Total Financial Services ..........     84,878,932
                                                             ------------
                       Healthcare
                       Biotechnology (0.8%)
  105,000              Genentech, Inc.* ..................      3,442,950
                                                             ------------
                       Hospital/Nursing
                       Management (2.0%)
  185,000              HCA Inc. ..........................      8,611,750
                                                             ------------
                       Managed Health Care (1.4%)
  137,000              Aetna Inc. ........................      5,837,570
                                                             ------------
                       Pharmaceuticals: Major (10.1%)
  181,000              Johnson & Johnson .................      9,830,110
  237,200              Merck & Co., Inc. .................     11,983,344
  463,700              Pfizer, Inc. ......................     15,339,196
  130,500              Wyeth .............................      5,585,400
                                                             ------------
                                                               42,738,050
                                                             ------------
                       Pharmaceuticals: Other (1.4%)
  100,000              Allergan, Inc. ....................      5,872,000
                                                             ------------
                       Services to the Health
                         Industry (1.6%)
  210,000              Laboratory Corp. of America
                       Holdings* .........................      6,604,500
                                                             ------------
                       Total Healthcare ..................     73,106,820
                                                             ------------

  NUMBER OF
   SHARES                                                        VALUE
---------------------------------------------------------------------------
                       Retail
                       Discount Stores (4.8%)
  250,000              Target Corp. ......................   $  8,550,000
  220,000              Wal-Mart Stores, Inc. .............     11,765,600
                                                             ------------
                                                               20,315,600
                                                             ------------
                       Technology
                       Computer Communications (1.7%)
  506,000              Cisco Systems, Inc.* ..............      6,992,920
                                                             ------------
                       Computer Peripherals (0.5%)
   42,000              Lexmark International, Inc. *......      1,982,400
                                                             ------------
                       Computer Processing
                       Hardware (0.4%)
  593,000              Concurrent Computer Corp.*.........      1,666,330
                                                             ------------
                       Packaged Software (4.3%)
  260,000              Microsoft Corp.* ..................     12,760,800
  232,000              Network Associates, Inc.* .........      3,016,000
   60,000              SAP AG (ADR) (Germany) ............      1,155,000
   92,000              VERITAS Software Corp.* ...........      1,489,480
                                                             ------------
                                                               18,421,280
                                                             ------------
                       Semiconductors (2.2%)
  184,000              Intel Corp. .......................      3,067,280
  404,800              Taiwan Semiconductor
                       Manufacturing Co. Ltd.
                       (ADR) (Taiwan)* ...................      3,307,216
  145,000              Texas Instruments, Inc. ...........      2,856,500
                                                             ------------
                                                                9,230,996
                                                             ------------
                       Total Technology ..................     38,293,926
                                                             ------------
                       Telecommunications
                       Broadcasting (1.0%)
  127,000              Clear Channel
                       Communications, Inc.* .............      4,340,860
                                                             ------------
                       Major Telecommunications (1.2%)
  126,000              SBC Communications, Inc. ..........      3,117,240
   70,000              Verizon Communications Inc.........      2,170,000
                                                             ------------
                                                                5,287,240
                                                             ------------
                       Telecommunication
                       Equipment (1.9%)
  200,000              Motorola, Inc. ....................      2,400,000
  435,000              Nokia Corp. (ADR) (Finland) .......      5,781,150
                                                             ------------
                                                                8,181,150
                                                             ------------


                        See Notes to Financial Statements
                                       35

MORGAN STANLEY MARKET LEADER TRUST
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2002 continued



  NUMBER OF
   SHARES                                                VALUE
------------------------------------------------------------------
              Wireless Telecommunications (0.3%)
  317,000     Sprint Corp. (PCS Group)* ..........   $  1,255,320
                                                     ------------
              Total Telecommunications ...........     19,064,570
                                                     ------------
              Transportation
              Airlines (1.0%)
  310,000     Southwest Airlines Co. .............      4,405,100
                                                     ------------
              Railroads (2.5%)
  305,000     CSX Corp. ..........................     10,623,150
                                                     ------------
              Total Transportation ...............     15,028,250
                                                     ------------
              Total Common Stocks
              (Cost $449,778,357) ................    385,224,452
                                                     ------------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              Convertible Bond (0.1%)
              Wireless Telecommunications
$     850     Nextel Communications, Inc.
              5.25% due 01/15/10
              (Cost $996,625) ....................        544,000
                                                     ------------
              Short-Term Investment (9.3%)
              Repurchase Agreement
   39,635     Joint repurchase agreement
              account 1.875% due
              09/03/02 (dated
              08/30/02; proceeds
              $39,643,257) (a)
              (Cost $39,635,000)..................     39,635,000
                                                     ------------




                                                       VALUE
------------------------------------------------------------------
Total Investments
(Cost $490,409,982) (b) .........      100.2%        $425,403,452
Liabilities in Excess of Other
Assets ..........................       (0.2)            (969,462)
                                                     ------------
Net Assets ......................      100.0 %       $424,433,990
                                       =====         ============


---------------------------


ADR   American Depository Receipt.


*     Non-income producing security.

** A portion of this security is segregated in connection with open futures contracts.

(a)   Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $20,383,553 and the aggregate gross unrealized depreciation is $85,390,083, resulting in net unrealized depreciation of $65,006,530.


FUTURES CONTRACTS OPEN AT AUGUST 31, 2002:

                       DESCRIPTION,     UNDERLYING
NUMBER OF    LONG/   DELIVERY MONTH,   FACE AMOUNT     UNREALIZED
CONTRACTS    SHORT       AND YEAR        AT VALUE     DEPRECIATION
--------------------------------------------------------------------
    79       Long    S&P 500 Index     $18,092,975    $(2,013,157)
                     September/2002




                        See Notes to Financial Statements
                                       36

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002



Assets:
Investments in securities, at value
 (cost $490,409,982) ..............................................    $ 425,403,452
Receivable for:
  Investments sold ................................................        1,605,022
  Shares of beneficial interest sold ..............................          669,970
  Dividends .......................................................          292,204
Prepaid expenses and other assets .................................           65,007
                                                                       -------------
  Total Assets ....................................................      428,035,655
                                                                       -------------
Liabilities:
Payable for:
  Investments purchased ...........................................        2,442,609
  Shares of beneficial interest redeemed ..........................          532,954
  Distribution fee ................................................          284,748
  Investment management fee .......................................          269,670
Accrued expenses and other payables ...............................           71,684
                                                                       -------------
  Total Liabilities ...............................................        3,601,665
                                                                       -------------
  Net Assets ......................................................    $ 424,433,990
                                                                       =============
Composition of Net Assets:
Paid-in-capital ...................................................    $ 640,740,559
Net unrealized depreciation .......................................      (66,990,479)
Accumulated net investment loss ...................................          (29,208)
Accumulated net realized loss .....................................     (149,286,882)
                                                                       -------------
  Net Assets ......................................................    $ 424,433,990
                                                                       =============
Class A Shares:
Net Assets ........................................................      $11,998,555
Shares Outstanding (unlimited authorized, $.01 par value) .........        1,078,444
  Net Asset Value Per Share .......................................           $11.13
                                                                              ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................           $11.75
                                                                              ======
Class B Shares:
Net Assets ........................................................     $315,623,174
Shares Outstanding (unlimited authorized, $.01 par value) .........       29,445,106
  Net Asset Value Per Share .......................................           $10.72
                                                                              ======
Class C Shares:
Net Assets ........................................................      $16,667,727
Shares Outstanding (unlimited authorized, $.01 par value) .........        1,552,398
  Net Asset Value Per Share .......................................           $10.74
                                                                              ======
Class D Shares:
Net Assets ........................................................       $80,144,534
Shares Outstanding (unlimited authorized, $.01 par value) .........         7,111,157
  Net Asset Value Per Share .......................................            $11.27
                                                                              ======



                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL STATEMENTS continued


STATEMENT OF OPERATIONS
For the year ended August 31, 2002



Net Investment Loss:
Income
Dividends (net of $107,629 foreign withholding tax) .........    $    5,945,163
Interest ....................................................         1,031,685
                                                                 --------------
  Total Income ..............................................         6,976,848
                                                                 --------------
Expenses
Distribution fee (Class A shares) ...........................            31,134
Distribution fee (Class B shares) ...........................         4,284,811
Distribution fee (Class C shares) ...........................           210,939
Investment management fee ...................................         4,073,689
Transfer agent fees and expenses ............................           872,186
Registration fees ...........................................            85,618
Shareholder reports and notices .............................            81,975
Professional fees ...........................................            52,750
Custodian fees ..............................................            25,039
Trustees' fees and expenses .................................            12,163
Organizational expenses .....................................             6,056
Other .......................................................            11,776
                                                                 --------------
  Total Expenses ............................................         9,748,136
                                                                 --------------
  Net Investment Loss .......................................        (2,771,288)
                                                                 --------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments ...............................................      (132,839,014)
  Futures contracts .........................................        (2,314,572)
  Foreign exchange transactions .............................             4,281
                                                                 --------------
  Net Realized Loss .........................................      (135,149,305)
                                                                 --------------
Net change in unrealized depreciation on:
  Investments ...............................................        (5,967,702)
  Futures contracts .........................................        (2,013,157)
                                                                 --------------
  Net Depreciation ..........................................        (7,980,859)
                                                                 --------------
  Net Loss ..................................................      (143,130,164)
                                                                 --------------
Net Decrease ................................................    $ (145,901,452)
                                                                 ==============



                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL STATEMENTS continued


STATEMENT OF CHANGES IN NET ASSETS



                                                                                    FOR THE YEAR     FOR THE YEAR
                                                                                       ENDED             ENDED
                                                                                  AUGUST 31, 2002   AUGUST 31, 2001
                                                                                 ----------------- ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ............................................................  $   (2,771,288)   $   (3,232,274)
Net realized loss ..............................................................    (135,149,305)      (13,160,015)
Net change in unrealized depreciation ..........................................      (7,980,859)     (224,998,124)
                                                                                  --------------    --------------
  Net Decrease .................................................................    (145,901,452)     (241,390,413)
                                                                                  --------------    --------------
Distributions to Shareholders from Net Realized Gain:
Class A shares .................................................................               -          (193,799)
Class B shares .................................................................               -       (10,633,172)
Class C shares .................................................................               -          (470,267)
Class D shares .................................................................               -          (909,655)
                                                                                  --------------    --------------
  Total Distributions ..........................................................               -       (12,206,893)
                                                                                  --------------    --------------
Net increase from transactions in shares of beneficial interest ................       3,413,521       165,554,705
                                                                                  --------------    --------------
  Net Decrease .................................................................    (142,487,931)      (88,042,601)

Net Assets:
Beginning of period ............................................................     566,921,921       654,964,522
                                                                                  --------------    --------------
End of Period
(Including accumulated net investment losses of $29,208, and $26, respectively)   $  424,433,990    $  566,921,921
                                                                                  ==============    ==============



                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Market Leader Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets. The Fund was organized as a Massachusetts business trust on November 4, 1996 and commenced operations on April 28, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations

MORGAN STANLEY MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 continued


by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates

MORGAN STANLEY MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 continued


prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.


G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

J. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $71,000, of which approximately $70,000 have been reimbursed. The balance was absorbed by the Investment Manager. Such expenses have been fully amortized as of April 27, 2002.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net

MORGAN STANLEY MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 continued


assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets in excess of $1 billion.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,887,575 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $1,097,610 and $5,875, respectively and received $64,644 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2002 aggregated $380,191,151 and $367,014,129, respectively. Included in the aforementioned are purchases of $2,329,000 with other Morgan Stanley funds.

MORGAN STANLEY MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 continued


For the year ended August 31, 2002, the Fund incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, of $5,634 for portfolio transactions executed on behalf of the Fund.

For the year ended August 31, 2002, the Fund incurred brokerage commissions of $137,089 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $5,420.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:




                                                        FOR THE YEAR                        FOR THE YEAR
                                                            ENDED                               ENDED
                                                       AUGUST 31, 2002                     AUGUST 31, 2001
                                             ----------------------------------   ---------------------------------
                                                  SHARES             AMOUNT           SHARES           AMOUNT
                                             ----------------  ----------------- ---------------  ----------------
CLASS A SHARES
Sold ......................................         866,261     $   12,078,399         881,913     $   15,427,127
Reinvestment of distributions .............          --                 --              10,363            185,605
Redeemed ..................................        (509,679)        (6,739,775)       (759,348)       (13,217,437)
                                                -----------     --------------      ----------     --------------
Net increase - Class A ....................         356,582          5,338,624         132,928          2,395,295
                                                -----------     --------------      ----------     --------------
CLASS B SHARES
Sold ......................................       8,223,363        110,561,234      13,917,049        243,732,431
Reinvestment of distributions .............          --                 --             559,255          9,775,788
Redeemed ..................................     (12,086,081)      (151,443,740)     (8,300,237)      (137,132,408)
                                                -----------     --------------      ----------     --------------
Net increase (decrease) - Class B .........      (3,862,718)       (40,882,506)      6,176,067        116,375,811
                                                -----------     --------------      ----------     --------------
CLASS C SHARES
Sold ......................................         572,267          7,595,805         861,400         15,160,475
Reinvestment of distributions .............          --                 --              25,096            439,676
Redeemed ..................................        (596,346)        (7,500,261)       (386,941)        (6,419,193)
                                                -----------     --------------      ----------     --------------
Net increase (decrease) - Class C .........         (24,079)            95,544         499,555          9,180,958
                                                -----------     --------------      ----------     --------------
CLASS D SHARES
Sold ......................................       5,556,719         75,881,081       3,251,111         56,137,325
Reinvestment of distributions .............          --                 --              46,069            832,474
Redeemed ..................................      (2,792,988)       (37,019,222)     (1,153,104)       (19,367,158)
                                                -----------     --------------      ----------     --------------
Net increase - Class D ....................       2,763,731         38,861,859       2,144,076         37,602,641
                                                -----------     --------------      ----------     --------------
Net increase (decrease) in Fund ...........        (766,484)    $    3,413,521       8,952,626     $  165,554,705
                                                ===========     ==============       =========     ==============

MORGAN STANLEY MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 continued



6. FEDERAL INCOME TAX STATUS

At August 31, 2002, the Fund had a net capital loss carryover of approximately $52,225,000 of which $1,989,000 will be available through August 31, 2009 and $50,236,000 will be available through August 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $98,078,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, mark-to-market of open futures contracts, capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $2,776,731, accumulated net realized loss was credited $19,368 and accumulated net investment loss was credited $2,757,363.


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 2002, there were outstanding futures contracts and no outstanding forward contracts.

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $14.54        $21.53       $15.29      $ 9.73      $10.82
                                                            ------        ------       ------      ------      ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]......................      0.01          0.03         0.02       (0.05)      (0.01)
 Net realized and unrealized gain (loss) ...............     (3.42)        (6.67)        7.05        5.61       (0.96)
                                                            ------        ------       ------      ------      ------
Total income (loss) from investment operations .........     (3.41)        (6.64)        7.07        5.56       (0.97)
                                                            ------        ------       ------      ------      ------
Less dividends and distributions from:
 Net investment income .................................       --           --            --          --        (0.06)
 Net realized gain .....................................       --         (0.35)        (0.83)        --        (0.06)
                                                            ------        ------       ------      ------      ------
Total dividends and distributions ......................       --         (0.35)        (0.83)        --        (0.12)
                                                            ------        ------       ------      ------      ------
Net asset value, end of period .........................    $11.13        $14.54       $21.53      $15.29      $ 9.73
                                                            ======        ======       ======      ======      ======
Total Return+...........................................    (23.45)%      (31.16)%      47.49%      57.14%      (8.98)%
Ratios to Average Net Assets(1):
Expenses ...............................................      1.20%         1.13%        1.18%       1.23%       1.31%
Net investment income (loss) ...........................      0.09%         0.17%        0.08%      (0.14)%     (0.06)%
Supplemental Data:
Net assets, end of period, in thousands ................   $11,999       $10,498      $12,677        $971        $319
Portfolio turnover rate ................................        75%           60%          86%         83%         68%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL HIGHLIGHTS continued


                                                                           FOR THE YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------------------------
                                                            2002          2001          2000          1999          1998
                                                       ------------- ------------- ------------- ------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period .................      $14.12        $21.07        $15.09        $ 9.68        $10.81
                                                            ------        ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+].............................       (0.09)        (0.10)        (0.13)        (0.12)        (0.09)
 Net realized and unrealized gain (loss) .............       (3.31)        (6.50)         6.94          5.53         (0.95)
                                                            ------        ------        ------        ------        ------
Total income (loss) from investment operations .......       (3.40)        (6.60)         6.81          5.41         (1.04)
                                                            ------        ------        ------        ------        ------
Less dividends and distributions from:
 Net investment income ...............................         --           --             --           --           (0.03)
 Net realized gain ...................................         --          (0.35)        (0.83)         --           (0.06)
                                                            ------        ------        ------        ------        ------
Total dividends and distributions ....................         --          (0.35)        (0.83)         --           (0.09)
                                                            ------        ------        ------        ------        ------
Net asset value, end of period .......................      $10.72        $14.12        $21.07        $15.09        $ 9.68
                                                            ======        ======        ======        ======        ======
Total Return+ ........................................      (24.08)%      (31.65)%       46.35%        55.89 %       (9.65)%
Ratios to Average Net Assets(1):
Expenses .............................................        1.96%         1.92%         1.93 %        1.99 %        2.06 %
Net investment loss ..................................       (0.67)%       (0.62)%       (0.67)%       (0.90)%       (0.81)%
Supplemental Data:
Net assets, end of period, in thousands ..............    $315,623      $470,236      $571,733      $189,534      $116,693
Portfolio turnover rate ..............................          75%           60%           86%           83%           68%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $14.15        $21.11        $15.12     $ 9.67      $10.81
                                                            ------        ------        ------     ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................     (0.09)        (0.10)        (0.12)     (0.09)      (0.10)
 Net realized and unrealized gain (loss) ...............     (3.32)        (6.51)         6.94       5.54       (0.94)
                                                            ------        ------        ------     ------      ------
Total income (loss) from investment operations .........     (3.41)        (6.61)         6.82       5.45       (1.04)
                                                            ------        ------        ------     ------      ------
Less dividends and distributions from:
 Net investment income .................................      --             --            --        --         (0.04)
 Net realized gain .....................................      --           (0.35)        (0.83)      --         (0.06)
                                                            ------        ------        ------     ------      ------
Total dividends and distributions ......................      --           (0.35)        (0.83)      --         (0.10)
                                                            ------        ------        ------     ------      ------
Net asset value, end of period .........................    $10.74        $14.15        $21.11     $15.12      $ 9.67
                                                            ======        ======        ======     ======      ======
Total Return+ ..........................................    (24.10)%      (31.64)%       46.33%     56.36%      (9.63)%
Ratios to Average Net Assets(1):
Expenses ...............................................      1.96%         1.92%         1.93%      1.75%       2.06 %
Net investment loss ....................................     (0.67)%       (0.62)%       (0.67)%    (0.66)%     (0.81)%
Supplemental Data:
Net assets, end of period, in thousands ................   $16,668       $22,299       $22,736     $2,723        $937
Portfolio turnover rate ................................        75%           60%           86%        83%         68 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $14.70        $21.70        $15.37    $ 9.74       $10.82
                                                            ------        ------        ------    ------       ------
Income (loss) from investment operations:
 Net investment income[+/+].............................      0.04          0.07          0.08         -          --
 Net realized and unrealized gain (loss) ...............     (3.47)        (6.72)         7.08      5.63        (0.95)
                                                            ------        ------        ------   -------       ------
Total income (loss) from investment operations .........     (3.43)        (6.65)         7.16      5.63        (0.95)
                                                            ------        ------        ------   -------       ------
Less dividends and distributions from:
 Net investment income .................................       --            --            --        --         (0.07)
 Net realized gain .....................................       --          (0.35)        (0.83)      --         (0.06)
                                                            ------        ------        ------    ------       ------
Total dividends and distributions ......................       --          (0.35)        (0.83)      --         (0.13)
                                                            ------        ------        ------    ------       ------
Net asset value, end of period .........................    $11.27        $14.70        $21.70    $15.37       $ 9.74
                                                            ======        ======        ======    ======       ======
Total Return+ ..........................................    (23.33)%      (30.96)%       47.84%    57.80%       (8.81)%
Ratios to Average Net Assets(1):
Expenses ...............................................      0.96%         0.92%         0.93%     0.99%        1.06%
Net investment income ..................................      0.33%         0.38%         0.33%     0.10%        0.19%
Supplemental Data:
Net assets, end of period, in thousands ................   $80,145       $63,888       $47,819      $554       $2,459
Portfolio turnover rate ................................        75%           60%           86%       83%          68%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY MARKET LEADER TRUST
INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees of Morgan Stanley Market Leader Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Market Leader Trust (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Market Leader Trust as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 8, 2002

                       MORGAN STANLEY MARKET LEADER TRUST

                            PART C OTHER INFORMATION


Item 23. Exhibits

1(a). Declaration of Trust of the Registrant, dated November 4, 1996, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on November 8, 1996.

1(b). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1997.

1(c). Amendment to the Declaration of Trust, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 28, 1998.

1(d). Amendment to the Declaration of Trust, dated June 18, 2001, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on
          October 26, 2001.

2. Amended and Restated By-Laws of the Registrant, dated September 24, 2002, is filed herein.

3.        Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors, Inc., dated May 1, 2000, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 30, 2000.

5(a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 28, 1998.

5(b). Selected Dealer Agreement between Morgan Stanley Distributors and Morgan Stanley DW Inc. is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 30, 2000.

5(c). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on October 22, 1999.

6.        Not Applicable.

7(a). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 14, 1997.

7(b). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on October 26, 2001.

7(c). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on October 26, 2001.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8 (a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 30, 2000.

8(b). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 8 (b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 30, 2000.

9(a). Opinion of Barry Fink, Esq., dated February 14, 1997, is incorporated by reference to Exhibit 10(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 14, 1997.

9(b). Opinion of Lane Altman & Owens LLP, Massachusetts Counsel, dated February 12, 1997, is incorporated by reference to Exhibit 10(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 14, 1997.

10.       Consent of Independent Auditors, filed herein.

11.       Not Applicable.

12.       Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1997.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on
          October 26, 2001.

15.       Not Applicable.

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, filed herein.

16(b).    Code of Ethics of the Morgan Stanley Funds, filed herein.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 27, 1997, Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 14, 1997 and Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 30, 2000.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

           None

ITEM 25.   INDEMNIFICATION.

           Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

           Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

           The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

           The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

           See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two,
Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas, New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED  ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------     ----------------------------------------------------------
Mitchell M. Merin                      President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer     Investment Management; Chairman, Chief Executive Officer and
and Director                           Director of Morgan Stanley Distributors and Morgan Stanley
                                       Trust; President, Chief Executive Officer and Director of Morgan
                                       Stanley Services; President and Chief Executive Officer of the
                                       Morgan Stanley Funds; Executive Vice President and Director of
                                       Morgan Stanley DW; Director of Morgan Stanley Investment
                                       Management Inc.; Member of the Executive Committee of Morgan
                                       Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                             Managing Director and General Counsel of Morgan Stanley
Managing Director,                     Investment Management; Managing Director, Secretary, General
Secretary and Director                 Counsel and Director of Morgan Stanley Services; Vice President
                                       and Secretary of Morgan Stanley Distributors; Vice President,
                                       Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                    Managing Director and General Counsel of Morgan Stanley
Managing Director and                  Services; Vice President and Assistant Secretary of the Morgan
General Counsel                        Stanley Funds.

NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------     ----------------------------------------------------------
Joseph J. McAlinden                    Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                  Investment Management Inc.; Chief Investment Officer and
Chief Investment Officer               Managing Director of Morgan Stanley Investments LP; Director of
                                       Morgan Stanley Trust.

Barton M. Biggs                        Chairman, Senior Advisor, Managing Director and Director of
Managing Director                      Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                     of Morgan Stanley Investments LP.

Thomas L. Bennett                      Managing Director and Director of Morgan Stanley Investment
Managing Director                      Management Inc.; Director of the Universal Institutional Funds;
                                       Managing Director and Executive Committee member of Morgan
                                       Stanley Investments LP; Chairman of Morgan Stanley Institutional
                                       Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                      Managing Director, Chief Administrative Officer and and Director
Managing Director,                     of Morgan Stanley Services and Chief Executive Officer and
Chief Administrative Officer and       Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                   Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                      Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                       Investment Management Ltd.; Vice President and Investment
                                       Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                        Managing Director and Chief Administrative Officer- Investments
Managing Director and                  of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-          Investments LP.
Investments

John B. Kemp, III                      President of Morgan Stanley Distributors.
Executive Director

ITEM 27.   PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Government Securities Trust
(4)      Active Assets Institutional Money Trust
(5)      Active Assets Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley Biotechnology Fund
(14)     Morgan Stanley California Tax-Free Daily Income Trust
(15)     Morgan Stanley California Tax-Free Income Fund
(16)     Morgan Stanley Capital Opportunities Trust

(17)     Morgan Stanley Convertible Securities Trust
(18)     Morgan Stanley Developing Growth Securities Trust
(19)     Morgan Stanley Diversified Income Trust
(20)     Morgan Stanley Dividend Growth Securities Inc.
(21)     Morgan Stanley Equity Fund
(22)     Morgan Stanley European Growth Fund Inc.
(23)     Morgan Stanley Federal Securities Trust
(24)     Morgan Stanley Financial Services Trust
(25)     Morgan Stanley Fund of Funds
(26)     Morgan Stanley Fundamental Value Fund
(27)     Morgan Stanley Global Advantage Fund
(28)     Morgan Stanley Global Dividend Growth Securities
(29)     Morgan Stanley Global Utilities Fund
(30)     Morgan Stanley Growth Fund
(31)     Morgan Stanley Hawaii Municipal Trust
(32)     Morgan Stanley Health Sciences Trust
(33)     Morgan Stanley High Yield Securities Inc.
(34)     Morgan Stanley Income Builder Fund
(35)     Morgan Stanley Information Fund
(36)     Morgan Stanley Intermediate Income Securities
(37)     Morgan Stanley International Fund
(38)     Morgan Stanley International SmallCap Fund
(39)     Morgan Stanley International Value Equity Fund
(40)     Morgan Stanley Japan Fund
(41)     Morgan Stanley KLD Social Index Fund
(42)     Morgan Stanley Latin American Growth Fund
(43)     Morgan Stanley Limited Duration Fund
(44)     Morgan Stanley Limited Duration U.S. Treasury Trust
(45)     Morgan Stanley Limited Term Municipal Trust
(46)     Morgan Stanley Liquid Asset Fund Inc.
(47)     Morgan Stanley Market Leader Trust
(48)     Morgan Stanley Mid-Cap Value Fund
(49)     Morgan Stanley Multi-State Municipal Series Trust
(50)     Morgan Stanley Nasdaq-100 Index Fund
(51)     Morgan Stanley Natural Resource Development Securities Inc.
(52)     Morgan Stanley New Discoveries Fund
(53)     Morgan Stanley New York Municipal Money Market Trust
(54)     Morgan Stanley New York Tax-Free Income Fund
(55)     Morgan Stanley Next Generation Trust
(56)     Morgan Stanley North American Government Income Trust
(57)     Morgan Stanley Pacific Growth Fund Inc.
(58)     Morgan Stanley Prime Income Trust
(59)     Morgan Stanley Real Estate Fund
(60)     Morgan Stanley S&P 500 Index Fund
(61)     Morgan Stanley Small-Mid Special Value Fund
(62)     Morgan Stanley Special Growth Fund
(63)     Morgan Stanley Special Value Fund
(64)     Morgan Stanley Strategist Fund
(65)     Morgan Stanley Tax-Exempt Securities Trust
(66)     Morgan Stanley Tax-Free Daily Income Trust
(67)     Morgan Stanley Tax-Managed Growth Fund
(68)     Morgan Stanley Technology Fund

(69)     Morgan Stanley Total Market Index Fund
(70)     Morgan Stanley Total Return Trust
(71)     Morgan Stanley U.S. Government Money Market Trust
(72)     Morgan Stanley U.S. Government Securities Trust
(73)     Morgan Stanley Utilities Fund
(74)     Morgan Stanley Value-Added Market Series
(75)     Morgan Stanley Value Fund
(76)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                    POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                    -----------------------------------------------------

James F. Higgins        Director

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vadala          Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of October, 2002.

                                           MORGAN STANLEY MARKET LEADER TRUST

                                           By: /s/ Barry Fink
                                               ----------------------------
                                               Barry Fink
                                               Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities and on the dates indicated.

            Signatures                      Title                      Date

(1) Principal Executive Officer    Chief Executive Officer
                                   and President

By: /s/ Mitchell M. Marin                                            10/28/02
    --------------------------
        Mitchell M. Marin

(2) Principal Financial Officer    Chief Financial Officer


By: /s/ Francis Smith                                                10/28/02
    --------------------------
        Francis Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By: /s/ Barry Fink                                                   10/28/02
    --------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien

By: /s/ David M. Butowsky                                            10/28/02
    --------------------------
    David M. Butowsky
    Attorney-in-Fact

                       MORGAN STANLEY MARKET LEADER TRUST

                                  EXHIBIT INDEX

2.         Amended and Restated By-Laws of the Registrant, dated September 24,
           2002

10.        Consent of Independent Auditors

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities

16(b).     Code of Ethics of the Morgan Stanley Funds